EXHIBIT 13.1
                                                                   ------------


                                 CERTIFICATION

          CERTIFICATION REQUIRED BY RULE 13A-14(B) AND SECTION 1350 OF
                CHAPTER 63 OF TITLE 18 OF THE UNITED STATES CODE

         In connection with Amendment No. 1 to the annual report on Form 20-F/A for the fiscal year ended November 30, 2006 of Vasogen Inc. (the "Company"), as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Terrance H. Gregg, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ TERRANCE H. GREGG
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Terrance H. Gregg
President and Chief Executive Officer (Principal Executive Officer),
Vasogen Inc.

May 17, 2007